EXHIBIT 99.1

         The Mortgage Loans consist of 372 adjustable-rate Mortgage Loans (the"Mortgage Loans") with an aggregate Subsequent Cut-off Date Principal Balance of approximately $99,997,190.52.

         Approximately 86.25% of the Mortgage Loans provide for payment by the borrower of a prepayment charge in limited circumstances on certain prepayments.

         The Mortgage Loans have original terms to maturity of not greater than 30 years.

         The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments (each, a "Mortgage") creating first liens on one- to four-family residential properties consisting of detached, attached or semi-detached one to four-family dwelling units and individual condominium units (each, a "Mortgaged Property"). Approximately 23.32% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80%. Approximately 2.85% of the Mortgage Loans had loan-to-value ratios at origination greater than 90% but no Mortgage Loan had a loan- to-value ratio at origination more than 95.00%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio.

         Generally, the Mortgage Loans provide for semi-annual adjustment to the loan rate (the "Loan Rate") thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after an initial period of two years in the case of 78.21% of the Mortgage Loans and three years in the case of 21.16% of the Mortgage Loans (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"), in each case by aggregate principal balance of the Mortgage Loans as of the Subsequent Cut-off Date. On each Adjustment Date for each Mortgage Loan, the Loan Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Loan Rate on any such Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than an amount set forth in the related mortgage note, which is not more than 3.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.987% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Loan Rate on each such Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the "Maximum Loan Rate") or be less than a specified minimum Loan Rate over the life of such Mortgage Loan (the "Minimum Loan Rate"). The Mortgage Loans that are Delayed First Adjustment Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. None of the Mortgage Loans will permit the related mortgagor to convert the adjustable Loan Rate thereon to a fixed Loan Rate.

         Each Mortgage Loan accrues interest at a Loan Rate of not less than 7.400% per annum and not more than 14.150% per annum and as of the Subsequent Cut-off Date, the weighted average Loan Rate of the Mortgage Loans was approximately 10.311% per annum. As of the Subsequent Cut-off Date, the Mortgage Loans had Gross Margins ranging from 3.825% to 9.375%, Minimum Loan Rates ranging from 7.400% per annum to 14.150% per annum and Maximum Loan Rates ranging from 13.400% per annum to 20.150% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Mortgage Loans was approximately 5.853%, the weighted average Minimum Loan Rate of the Mortgage Loans was approximately 10.311% per annum and the weighted average Maximum Loan Rate of the Mortgage Loans was approximately 16.311% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Mortgage Loan occurs in August 2003 and the weighted average time until the next Adjustment Date for all of the Mortgage Loans is approximately 26 months.

         The weighted average remaining term to maturity of the Mortgage Loans will be approximately 360 months as of the Subsequent Cut-off Date. None of the Mortgage Loans had a first Due Date prior to April 2000 or after

September 2000 or will have a remaining term to maturity of less than 356 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is August 2030.

         The average Principal Balance of the Mortgage Loans at origination was approximately $268,855. The average Subsequent Cut-off Date Principal Balance of the Mortgage Loans was approximately $268,810.

         No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $800,000 or less than approximately $20,000. The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                             CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)



                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
     PRINCIPAL BALANCE ($)        OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
     20,000   -   25,000.......           2                $        41,200.00                   0.04%
     25,001   -   50,000.......          13                        545,566.54                   0.55
     50,001   -   75,000.......          22                      1,366,111.86                   1.37
     75,001   -  100,000.......          16                      1,457,619.00                   1.46
    100,001   -  125,000.......          12                      1,347,494.54                   1.35
    125,001   -  150,000.......           6                        805,086.83                   0.81
    150,001   -  175,000.......           5                        814,040.00                   0.81
    175,001   -  200,000.......           3                        572,809.25                   0.57
    200,001   -  225,000.......          17                      3,644,327.00                   3.64
    225,001   -  250,000.......          15                      3,623,001.00                   3.62
    250,001   -  275,000.......          74                     19,445,430.46                  19.45
    275,001   -  300,000.......          49                     14,049,217.83                  14.05
    300,001   -  325,000.......          42                     13,147,728.19                  13.15
    325,001   -  350,000.......          42                     14,366,310.57                  14.37
    350,001   -  375,000.......           9                      3,274,244.72                   3.27
    375,001   -  400,000.......           8                      3,112,430.58                   3.11
    400,001   -  425,000.......           5                      2,092,680.71                   2.09
    425,001   -  450,000.......           8                      3,492,581.79                   3.49
    450,001   -  475,000.......           7                      3,245,183.96                   3.25
    475,001   -  500,000.......          11                      5,447,975.69                   5.45
    550,001   -  575,000.......           1                        573,750.00                   0.57
    575,001   -  600,000.......           1                        594,900.00                   0.59
    625,001   -  650,000.......           1                        650,000.00                   0.65
    725,001   -  750,000.......           1                        735,000.00                   0.74
    750,001   -  775,000.......           1                        752,500.00                   0.75
    775,001   -  800,000.......           1                        800,000.00                   0.80
                                    -----------            --------------------           --------------

              Total............         372                $    99,997,190.52                  100.00%
                                    =============          =======================        ================



(1) THE AVERAGE CUT-OFF DATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS WAS APPROXIMATELY $268,810.


                       CREDIT GRADE FOR THE MORTGAGE LOANS



                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
CREDIT GRADE                      OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
AA ..........................         148                     $   45,193,493.18                      45.19%
A ...........................         108                         29,570,251.55                      29.57
B ...........................          75                         17,315,639.46                      17.32
C ...........................          14                          2,889,390.00                       2.89
CC ..........................          27                          5,028,416.33                       5.03
                                      ---                     -----------------                     ------

      Total .................         372                     $   99,997,190.52                     100.00%
                                      ===                     =================                     ======




                                ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
    ORIGINAL TERM (MONTHS)        OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
360...........................               372           $         99,997,190.52                 100.00%
                                   -------------           -----------------------       ----------------

    Total.....................               372           $         99,997,190.52                 100.00%
                                   =============           =======================       ================

--------------------
(1) THE WEIGHTED AVERAGE ORIGINAL TERM OF THE MORTGAGE LOANS WAS APPROXIMATELY 360 MONTHS.


                               REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
    REMAINING TERM (MONTHS)        OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
356-360.......................               372           $         99,997,190.52                 100.00%
                                   -------------           -----------------------       ----------------

        Total.................               372           $         99,997,190.52                 100.00%
                                   =============           =======================       ================

--------------------
(1) THE WEIGHTED AVERAGE REMAINING TERM OF THE MORTGAGE LOANS WAS APPROXIMATELY 360 MONTHS.


                                       PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
        PROPERTY TYPE              OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
Single Family Detached ...............      302              $82,532,638.49                         82.53%
PUD Detached(1) ......................       42               12,053,234.76                         12.05
2-4 Units Detached ...................        6                1,662,127.67                          1.66
Condo Low-Rise Attached ..............        8                1,202,061.49                          1.20
PUD Attached(1) ......................        3                  643,910.00                          0.64
Manufactured Housing .................        5                  584,300.00                          0.58
2-4 Units Attached ...................        1                  500,000.00                          0.50
Single Family Attached ...............        4                  464,064.60                          0.46
Condo High-Rise Attached .............        1                  354,853.51                          0.35
                                            ---              --------------                        ------

    Total ............................      372              $99,997,190.52                        100.00%
                                            ===              ==============                        ======

--------------------

(1)  PUD REFERS TO A HOME OR "UNIT" IN A PLANNED UNIT DEVELOPMENT.



                                     OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
       OCCUPANCY STATUS            OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
Primary .....................         365                     $   97,236,288.28                      97.24%
Second Home .................           5                          2,005,902.24                       2.01
Non-owner ...................           2                            755,000.00                       0.76
                                      ---                     -----------------                     ------

    Total ...................         372                     $   99,997,190.52                     100.00%
                                      ===                     =================                     =======

--------------------
(1)  OCCUPANCY AS REPRESENTED BY THE BORROWER AT THE TIME OF ORIGINATION.

                                           PURPOSE OF THE MORTGAGE LOANS


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
           PURPOSE                 OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
Cash Out Refinance .............        175                $   47,215,248.11                     47.22%
Purchase .......................        158                    43,989,201.93                     43.99
Rate/Term Refinance ............         39                     8,792,740.48                      8.79
                                        ---                -----------------                    ------

    Total ......................        372                $   99,997,190.52                    100.00%
                                        ===                =================                    ======




                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
       OCCUPANCY STATUS            OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
   30.25 -- 35.00 ...........              2                   $      196,000.00                    0.20%
   35.01 -- 40.00 ...........              2                          410,000.00                    0.41
   40.01 -- 45.00 ...........              5                        1,376,415.43                    1.38
   45.01 -- 50.00 ...........              6                          906,800.00                    0.91
   50.01 -- 55.00 ...........              9                          938,750.00                    0.94
   55.01 -- 60.00 ...........             25                        5,681,240.22                    5.68
   60.01 -- 65.00 ...........             22                        6,391,421.55                    6.39
   65.01 -- 70.00 ...........             28                        9,351,115.37                    9.35
   70.01 -- 75.00 ...........             32                        8,917,990.93                    8.92
   75.01 -- 80.00 ...........            163                       42,510,620.13                   42.51
   80.01 -- 85.00 ...........             21                        6,556,027.33                    6.56
   85.01 -- 90.00 ...........             47                       13,909,596.97                   13.91
   90.01 -- 95.00 ...........             10                        2,851,212.59                    2.85
                                         ---                   -----------------                  ------

                    Total ...........    372                   $   99,997,190.52                  100.00%
                                         ===                   =================                  ======


------------------
(1) THE WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE RATIO OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WAS APPROXIMATELY 76.71%.
(2) FOR A DESCRIPTION OF THE DETERMINATION OF LOAN-TO-VALUE RATIO BY THE MASTER SERVICER SEE "OPTION ONE MORTGAGE CORPORATION--UNDERWRITING STANDARDS" HEREIN.


                              GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
       LOCATION                   OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
Arizona ...........................         4                 $      820,773.80                        0.82%
California ........................        96                     28,867,049.89                       28.87
Colorado ..........................        10                      2,782,143.47                        2.78
Connecticut .......................         9                      2,395,747.85                        2.40
District of Columbia ..............         2                        633,000.00                        0.63
Florida ...........................        13                      3,403,616.14                        3.40
Georgia ...........................         9                      2,309,221.15                        2.31
Illinois ..........................        11                      3,197,747.07                        3.20
Indiana ...........................         3                        178,478.21                        0.18
Kentucky ..........................         1                         58,400.00                        0.06
Louisiana .........................         1                         52,000.00                        0.05
Maryland ..........................         9                      2,755,667.60                        2.76
Massachusetts .....................        35                      9,024,485.77                        9.02
Michigan ..........................         5                      1,059,725.76                        1.06
Minnesota .........................         4                      1,251,300.00                        1.25
Mississippi .......................         1                        346,171.90                        0.35
Missouri ..........................         5                        445,057.55                        0.45
Nebraska ..........................         1                        327,235.00                        0.33
Nevada ............................         3                        879,872.00                        0.88
New Hampshire .....................         8                      1,761,133.35                        1.76
New Jersey ........................        19                      6,603,844.25                        6.60
New York ..........................        34                      8,700,240.56                        8.70
North Carolina ....................         6                      1,247,207.25                        1.25
Ohio ..............................         8                      2,234,812.55                        2.23
Oregon ............................         3                        476,763.27                        0.48
Pennsylvania ......................        11                      1,769,860.26                        1.77
Rhode Island ......................         2                        719,000.00                        0.72
South Carolina ....................         5                      1,010,225.80                        1.01
Texas .............................        14                      3,741,756.86                        3.74
Utah ..............................         4                      1,227,523.12                        1.23
Virginia ..........................        21                      5,784,639.25                        5.78
Washington ........................        11                      3,171,467.00                        3.17
Wisconsin .........................         3                        261,023.84                        0.26
Wyoming ...........................         1                        500,000.00                        0.50
                                          ---                 -----------------                      ------

Total .............................       372                 $   99,997,190.52                      100.00%
                                          ===                 =================                      ======

-------------------

(1) THE GREATEST ZIP CODE GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS, BY CUT-OFF DATE PRINCIPAL BALANCE, WAS APPROXIMATELY 1.38% IN THE 60010 ZIP CODE.

                                   DOCUMENTATION LEVEL OF THE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
          DOCUMENTATION LEVEL     OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
Full Documentation ...................      240                  $   63,126,280.72                63.13%

Stated Income Documentation ..........      122                      33,827,743.07                33.83
Lite Documentation
                                             10                       3,043,166.73                 3.04
                                            ---                  -----------------               ------
     Total ...........................      372                  $   99,997,190.52               100.00%
                                            ===                  =================               ======

--------------------
(1) FOR A DESCRIPTION OF EACH DOCUMENTATION LEVEL, SEE "OPTION ONE MORTGAGE CORPORATION--UNDERWRITING STANDARDS" HEREIN.


                                    CURRENT LOAN RATES OF THE MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
       CURRENT LOAN RATE (%)      OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
    7.40 --  8.00 ............            11                 $    3,372,208.01                       3.37%
    8.01 --  9.00 ............            35                      9,537,480.68                       9.54
    9.01 --  10.00 ...........           120                     36,719,745.92                      36.72
   10.01 --  11.00 ...........           106                     26,485,425.61                      26.49
   11.01 --  12.00 ...........            57                     14,864,094.82                      14.86
   12.01 --  13.00 ...........            26                      5,489,684.13                       5.49
   13.01 --  14.00 ...........            16                      3,212,601.35                       3.21
   14.01 --  14.15 ...........             1                        315,950.00                       0.32
                                         ---                    --------------                     ------

             Total ...........           372                   $ 99,997,190.52                     100.00%
                                           ===                 ===============                     ======

------------------
(1) THE WEIGHTED AVERAGE LOAN RATE OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WAS APPROXIMATELY 10.311% PER ANNUM.



                                    MAXIMUM LOAN RATES OF THE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
       MAXIMUM LOAN RATE (%)      OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
   13.40 -- 14.00 ...........             11                 $    3,372,208.01                    3.37%
   14.01 -- 15.00 ...........             35                      9,537,480.68                    9.54
   15.01 -- 16.00 ...........            120                     36,719,745.92                   36.72
   16.01 -- 17.00 ...........            106                     26,485,425.61                   26.49
   17.01 -- 18.00 ...........             57                     14,864,094.82                   14.86
   18.01 -- 19.00 ...........             26                      5,489,684.13                    5.49
   19.01 -- 20.00 ...........             16                      3,212,601.35                    3.21
   20.01 -- 20.15 ...........              1                        315,950.00                    0.32
                                         ---                 -----------------                  ------

            Total ...........            372                 $   99,997,190.52                  100.00%
                                         ===                 ---==============                  ======

------------------
(1) THE WEIGHTED AVERAGE MAXIMUM LOAN RATE OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WAS APPROXIMATELY 16.311% PER ANNUM.


                                    MINIMUM LOAN RATES OF THE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
       MINIMUM LOAN RATE (%)      OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
    7.40 -- 8.00 ............            11                 $    3,372,208.01                  3.37%
    8.01 -- 9.00 ............            35                      9,537,480.68                  9.54
    9.01 -- 10.00 ...........           120                     36,719,745.92                 36.72
   10.01 -- 11.00 ...........           106                     26,485,425.61                 26.49
   11.01 -- 12.00 ...........            57                     14,864,094.82                 14.86
   12.01 -- 13.00 ...........            26                      5,489,684.13                  5.49
   13.01 -- 14.00 ...........            16                      3,212,601.35                  3.21
   14.01 -- 14.15 ...........             1                        315,950.00                  0.32
                                        ---                 -----------------                 -----

            Total ...........           372                 $   99,997,190.52                100.00%
                                        ===                 =================                ======

--------------------
(1) THE WEIGHTED AVERAGE MINIMUM LOAN RATE OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WAS APPROXIMATELY 10.311% PER ANNUM.


                                      GROSS MARGINS OF THE MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
        GROSS MARGINS (%)         OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
3.83   -  5.00................          36                    $10,675,844.66                   10.68%
5.01   -  9.38................         336                     89,321,345.86                   89.32
                                      ----                    --------------                 -------

       Total..................         372                    $99,997,190.52                  100.00%
                                      ====                    ==============                 =======

------------------
(1) THE WEIGHTED AVERAGE GROSS MARGIN OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WAS APPROXIMATELY 5.853%.



                                    NEXT ADJUSTMENT DATE FOR THE MORTGAGE LOANS

                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
       RATE CHANGE DATE           OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
12/01/00 ....................           2                 $      629,657.45                   0.63%
03/01/02 ....................           1                        302,749.56                   0.30
04/01/02 ....................           2                        349,526.24                   0.35
05/01/02 ....................          17                      4,548,740.81                   4.55
06/01/02 ....................          18                      4,880,650.37                   4.88
07/01/02 ....................         151                     37,002,315.07                  37.00
08/01/02 ....................         101                     31,120,131.00                  31.12
05/01/03 ....................          10                      2,515,403.03                   2.52
06/01/03 ....................          29                      7,846,681.85                   7.85
07/01/03 ....................          31                      7,757,235.14                   7.76
08/01/03 ....................          10                      3,044,100.00                   3.04
                                      ---                 -----------------                 ------

     Total ..................         372                 $   99,997,190.52                 100.00%
                                      ===                 =================                 ======



                                INITIAL PERIODIC RATE CAPS OF THE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
  INITIAL PERIODIC RATE CAP        OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
1.00 ...........................          2             $      629,657.45                    0.63%
3.00 ...........................        370                 99,367,533.07                   99.37
                                        ---             -----------------                  ------

           Total ...............        372             $   99,997,190.52                  100.00%
                                        ===             =================                  ======

------------------
(1)   RELATES SOLELY TO INITIAL RATE ADJUSTMENTS.


                              SUBSEQUENT PERIODIC RATE CAPS OF THE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
     PERIODIC RATE CAP (%)         OF MORTGAGE LOANS           THE CUT-OFF DATE              THE CUT-OFF DATE
-------------------------------  --------------------  ------------------------------  -------------------------------
1.00..........................                 372            $  99,997,190.52                       100.00%
                                     -------------            ----------------             ----------------

              Total...........                 372            $  99,997,190.52                       100.00%
                                     =============            ================             ================

------------------
(1)   RELATES TO ALL RATE ADJUSTMENTS SUBSEQUENT TO INITIAL RATE ADJUSTMENTS.